Filed Pursuant to 497(a)

File No. 333-236574

Rule 482ad

Oxford Lane Capital Corp. Prices Preferred Stock Offering

Greenwich, CT -- 6/8/2022 – Oxford Lane Capital Corp. (the “Company”) (Nasdaq GS: OXLC, OXLCM, OXLCP, OXLCL, OXLCO and OXLCZ) today announced that it has priced an underwritten public offering of 2,400,000 shares of its newly designated 7.125% Series 2029 Term Preferred Shares (the “Preferred Stock”) at a public offering price of $25 per share, raising $60,000,000 in gross proceeds. The Company has also granted the underwriters a 30-day option to purchase up to 360,000 additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on June 16, 2022. The Company has applied to list the Preferred Stock on the NASDAQ Global Select Market and expects trading to commence thereon within 30 days after June 16, 2022.

The Company expects to use the net proceeds from this offering to acquire investments in accordance with its investment objective and strategies and/or for general working capital purposes.

Ladenburg Thalmann & Co. Inc., B. Riley Securities, Inc. and William Blair & Company, L.L.C. are acting as joint book-running managers for the offering and InspereX LLC and Wedbush Securities Inc. are acting as lead managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering of the Preferred Stock may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); B. Riley Securities, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209 or by e-mailing prospectuses@brileyfin.com (or by calling (800) 846-5050); and William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com. The preliminary prospectus supplement, dated June 8, 2022, and accompanying prospectus, dated June 1, 2020, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company principally investing in debt and equity tranches of CLO vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our CLO investments, our industry and the global economy, as well as the market volatility resulting from the conflict between Russia and Ukraine and the sanctions and other restrictive actions taken by the U.S. and other countries against Russia, which could adversely affect our business, financial condition or results of operations. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280